                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)














(Growth Artwork)



[GRAPHIC OMITTED]



GROWTH
Semi-Annual Report
2002
















 DELAWARE
 American Services Fund








[GRAPHIC OMITTED] POWERED BY RESEARCH.(SM)

A Commitment
       to Our Investors


Experience
o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o  We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o  We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates managed approximately $86 billion in assets as of December 31, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) Delaware Distributors, L.P.

Table
       of Contents

Letter to Shareholders                      1
Portfolio Management Review                 3
New at Delaware                             5
Performance Summary                         6
Financial Statements:
    Statement of Net Assets                 7
    Statement of Operations                 9
    Statements of Changes in Net Assets    10
    Financial Highlights                   11
    Notes to Financial Statements          15

                                                 Delaware American Services Fund
                                                 January 14, 2002
Letter
   to Shareholders

Recap of Events
As the new year begins, U.S. stocks are coming off their best quarterly performance in two years. Autumn of 2001 was a time of welcome recovery for equities, as optimism about both the U.S. military campaign and the future direction of the economy helped turn many investors into buyers.

The six-month period ended December 31, 2001 was a tale of two markets, as evidenced by the -14.67% fall of the S&P 500 Index during the third quarter and its +10.68% gain in the fourth. In September, major stock indexes were completing an abysmal quarter, and had been trending downward for 18 months. By year's end, however, they had garnered their first sustained period of gains since March 2000. That was the month in which the technology bubble burst, kindling economic woes that eventually became the first U.S. recession in a decade.

Delaware American Services Fund returned +5.57% (Class A shares at net asset value with distributions reinvested) during the six months ended December 31, 2001, beating the -5.56% decline posted by its benchmark, the S&P 500 Index. The Fund's peer group, as measured by the Lipper Sector/Miscellaneous Funds Average, declined by -2.80% for the same period.

Although major equity indexes raced past pre-September 11 levels this fall, 2001 was the second straight calendar year of negative stock market returns. The strong performance seen in 2001's final quarter was a breath of fresh air. But with stock prices on the rise again, Wall Street has been awaiting the turnaround in corporate earnings that would justify those rising prices.

A survey of 55 professional economists conducted by The Wall Street Journal this month revealed that they expected an average annual GDP growth rate in the first quarter of 2002 of +0.9% and +2.4% during the second quarter. By historical standards, such a recovery would be somewhat weak. In the five recessions since 1970, the economy has grown at an average annual rate of +5% in the nine months after the economy reaches a trough. Counting the nine economic recoveries since the end of World War II, the average annual growth rate is +7% (Source: The Wall Street Journal). In addition to predicting slower-than-normal acceleration, some economists surveyed think the current road to recovery is fraught with potential setbacks.

Outlook
More than four months after the tragic events of September 11, we are beginning to get a clearer picture of that day's impact on the U.S. economy and our capital markets. September 11 clearly prolonged a year-long economic slide, but also became a catalyst for U.S. stocks, which now appear to have bottomed just when things appeared most bleak.

Until the U.S. sees a turn in corporate profits, we think the market will be apt to move erratically, moving forward but occasionally giving up gains. At Delaware Investments, we also believe that when uncertainty is high, interest rates are low, and profits are bottoming, the long-run prospects for stock investors are at their best. Longer-term models developed by Bill Dodge, Delaware's Chief Investment Officer, Equity, currently call for 2002 year-end levels of 1,450, 12,500, and 2,750 for the S&P 500 Index, the Dow Jones Industrial Average, and the Nasdaq Composite Index, respectively.

Total Return
For the period ended December 31, 2001                         Six Months
Delaware American Services Fund -- Class A Shares                +5.57%
Lipper Sector/Miscellaneous Funds Average (114 funds)            -2.80%
S&P 500 Index                                                    -5.56%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The Lipper Sector/Miscellaneous Funds Average represents the average return of sector funds and miscellaneous other mutual funds tracked by Lipper (Source: Lipper Inc.). The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance is not a guarantee of future results.

As we look to a brighter future, Delaware Investments remains committed to growing its service-oriented approach and meeting shareholders' ever-changing needs. As a result, we recently debuted Delaware eDelivery, which allows you to receive your fund materials, including these reports, electronically instead of via U.S. mail. At Delaware, we take pride in our award-winning service, and we hope you enjoy this new feature, which we are offering in response to shareholder requests.

Thank you for remaining committed to Delaware Investments. We wish you a healthy and prosperous New Year.




Sincerely,

/s/    Charles E. Haldeman, Jr.
----------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds


/s/    David K. Downes
----------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

                                                 Delaware American Services Fund
                                                 January 14, 2002
Portfolio
   Management Review

Fund Managers
John A. Heffern
Portfolio Manager

Lori P. Wachs
Portfolio Manager

Marshall T. Bassett
Portfolio Manager

Gerald S. Frey
Chief Investment Officer - Growth

The Fund's Results
After suffering for much of the past two years, U.S. domestic equity markets continued their overall decline during the six months ended December 31, 2001. The markets experienced major declines through late September before rebounding strongly from September 21 through year end. Delaware American Services Fund earned a +5.57% return (Class A shares at net asset value with distributions reinvested) for the period, outperforming the S&P 500 Index, the Fund's benchmark, which returned -5.56%, and the Lipper Sector/Miscellaneous Funds Average, which returned -2.80%.

The second half of 2001 (which is your Fund's fiscal first half) was marked by tremendous economic uncertainty and market volatility. A recession that began in March 2001 was declared official in November. In an effort to revive the economy, which began to slow last winter, the Federal Reserve lowered short-term interest rates 11 times during 2001. Just when those rate cuts were expected to begin making an impact, the September 11 terrorist attacks temporarily froze economic activity and delayed an economic recovery by months.

Your Fund invests primarily in the service sectors of the U.S. economy. In general, we seek investment opportunities among U.S. companies engaged in financial services, business services, and consumer services. We employ a bottom-up approach to stock selection, using fundamental research to identify companies that we believe to be leaders in each of these areas.

Delaware American Services Fund focuses on a range of financial services companies, including brokerages and insurance companies, as well as banks and mortgage companies. We also focus on business services firms and retailers. All three of the service sectors on which we concentrate were affected by economic slowing during the recent six-month period. However, there were also several strong-performing stocks in each sector.

We think our approach gives us the flexibility to move into the most promising industries and sub-sectors at the most opportune times. Our financial holdings provide a good example. By shifting assets from banks into brokerages and insurance companies, we can hope to avoid credit problems and be ready to take advantage of improved gross margins.


Portfolio Highlights
Overall, we realized gains in all but six of our 43 holdings during the period. Many of the Fund's holdings produced modest gains despite the economic turmoil.

Financial services stocks performed well on the whole, and the Fund outperformed most financial services indexes. With interest rates falling, we focused on mortgage companies, which tend to benefit from the increased activity associated with lower rates and which also tend to lack significant credit risk. We also limited exposure to regional banks and took profits from several of our brokerage holdings.

The Fund's insurance holdings -- particularly reinsurance and property & casualty companies -- performed well, despite great concern over insurance liabilities related to September 11. After September 11, we were able to sell some of our insurance holdings when valuations became attractive. We also added ACE Limited, a Bermuda reinsurance company, at the market bottom in late September. Overall, we believe the insurance industry is benefiting from consolidation, which results in fewer competitors and improved pricing.

In the Fund's finance sector, we received strong performance from mortgage lenders Fannie Mae and Freddie Mac. We sold Americredit, an auto finance company, for a profit, as concern over consumer credit quality rose. We also sold Annaly Mortgage after realizing gains, believing that the stock had likely reached a peak valuation.

Going forward, the decline in interest rates is expected to help financial services firms, which will benefit through the lower cost of financing for consumers and higher gross margins for banks. However, falling interest rates also indicate a slowing economy, which tends to produce more problems for loans and charge-offs.

The Fund benefited from strong performance from several restaurant stocks found in our food, beverage & tobacco sector. Notable gainers included Darden Restaurants, Ruby Tuesday, and The Cheesecake Factory.

Krispy Kreme Donuts, found in American Services Fund's retail sector, also made gains during the period. We have been pleased to see the success of Krispy Kreme, which we believe has a solid management team and strong growth potential. Office Depot, another retail-oriented holding, displayed a tremendous turnaround during the period and was a positive performer. Despite the fact that many lower-end retailers have outperformed high-end stores during the downturn, we've held our positions in Coach, a high-end leather boutique with an outstanding brand and a strong management team. We believe Coach is poised for stronger financial performance in a stronger economy.

The Fund's performance was negatively influenced by the performance of cable stocks during the period. Comcast and Mediacom Communications have been hurt by the recession, particularly through lost advertising revenue growth. However, we expect them to perform well over time. Cable is an essential link to households and growing opportunities include digital TV and pay-per-view service.

As of period end, the Fund's largest sector allocations were a 20.12% weighting in finance, 16.86% in retail, 16.23% in banking, 13.81% in insurance, and 9.64% in cable, media & publishing.

Outlook
We foresee continued economic uncertainty in the short term. We expect the market to be volatile and range-bound, and this may present excellent opportunities for active managers.

Longer term, we expect the economy to grow modestly, with 2% to 3% GDP growth in a low-inflation environment. Because the Fed's primary focus is on inflation, we think it will be careful not to choke off economic recovery by reacting precipitously.

Top 10 Portfolio Holdings
As of December 31, 2001

                                                              Percentage of
Company                         Industry                       Net Assests
--------------------------------------------------------------------------------
 1. Doral Financial              Finance                         6.50%
--------------------------------------------------------------------------------
 2. Synovus Financial            Banking                         5.22%
--------------------------------------------------------------------------------
 3. Fannie Mae                   Finance                         4.64%
--------------------------------------------------------------------------------
 4. Comcast-- Special            Cable, Media & Publishing       4.50%
    Class A
--------------------------------------------------------------------------------
 5. Radian Group                 Insurance                       4.23%
--------------------------------------------------------------------------------
 6. Willis Group Holdings        Insurance                       3.69%
--------------------------------------------------------------------------------
 7. R&G Financial                Banking                         3.57%
--------------------------------------------------------------------------------
 8. Mediacom                     Cable, Media & Publishing       3.55%
      Communications
--------------------------------------------------------------------------------
 9. PartnerRe                    Insurance                       3.37%
--------------------------------------------------------------------------------
10. TCF Financial                Banking                         3.00%
--------------------------------------------------------------------------------

New
   at Delaware

Simplify your life. Sign up for Delaware's new eDelivery!

No more hunting for lost documents or misplaced items in your filing cabinet. Delaware Investments helps you get organized with Delaware eDelivery. Now you can receive your fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

To sign up for Delaware eDelivery:
1. Go to www.delawareinvestments.com/edelivery
2. Follow the directions to register.

Signing up for eDelivery can also help make your tax preparation easier. If you use Quicken((R))TurboTax((R))to prepare your taxes, this year you will have access to Intuit's Instant Data Entry feature. Instant Data Entry helps you complete your tax forms by quickly, securely and accurately retrieving 1099 investment data from Delaware Investments and instantly entering that information in the correct forms in TurboTax. It saves you time and needless manual data gathering and entry! The Instant Data Entry feature is included in all individual 1040 versions of TurboTax, including TurboTax for the Web.

Take control with Delaware eDelivery!

If you have questions or need more information, call our Shareholder Service Center at 800 523-1918 from 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday.

                                                              [GRAPHIC OMITTED]
                                                                   DELAWARE
                                                                  e:delivery
                                                            ONLINE, ALL THE TIME

Delaware
   American Services Fund

Fund Basics
As of December 31, 2001
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks to provide long-term capital growth.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$7.2 million
--------------------------------------------------------------------------------
Number of Holdings:
43
--------------------------------------------------------------------------------
Fund Start Date:
December 29, 1999
--------------------------------------------------------------------------------
Your Fund Managers:
John A. Heffern joined Delaware Investments in 1997. He previously was a Senior Vice President, Equity Research at NatWest Securities
Corporation's Specialty Financial Services unit. Prior to that, Mr. Heffern was a Principal and Senior Regional Bank Analyst at Alex. Brown &
Sons. He has been managing the American Services Fund since its inception.

Lori P. Wachs joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and oriental studies.

Marshall T. Bassett holds a bachelor's degree and an MBA from Duke University. Prior to joining Delaware Investments in 1997, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. He was also a Trust Officer at Sovran Bank and Trust Company.

Gerald S. Frey has 23 years' experience in the money management business and holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A: DASAX
Class B: DASBX
Class C: DAMCX

Fund Performance
Average Annual Total Returns
Through December 31, 2001                   Lifetime        One Year
-------------------------------------------------------------------------------
Class A (Est. 12/29/99)
Excluding Sales Charge                       +25.80%         +12.07%
Including Sales Charge                       +22.14%          +5.67%
-------------------------------------------------------------------------------
Class B (Est. 2/28/01)
Excluding Sales Charge                       +11.55%              NA
Including Sales Charge                        +6.55%              NA
-------------------------------------------------------------------------------
Class C (Est. 2/28/01)
Excluding Sales Charge                       +11.55%              NA
Including Sales Charge                       +10.55%              NA
-------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended December 31, 2001 for Delaware American Services Fund's Institutional Class were +25.98% and +12.39%, respectively. The Institutional Class shares were first made available on December 29, 1999 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Delaware American Services Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Nasdaq Institutional Class symbol: DASIX

                                                 Delaware American Services Fund
                                                 December 31, 2001 (Unaudited)
Statement
   of Net Assets

                                                       Number of       Market
                                                         Shares         Value
Common Stock - 95.60%
Banking - 16.23%
  BankAtlantic Bancorp -- Class A                       14,000       $  128,520
  North Fork Bancorporation                              6,000          191,940
  R&G Financial                                         15,000          257,100
  Synovus Financial                                     15,000          375,750
  TCF Financial                                          4,500          215,910
                                                                     ----------
                                                                      1,169,220
                                                                     ----------
Business Services - 4.57%
  Cintas                                                 2,200          106,458
  First Data                                               600           47,070
 +Hall Kinion & Associates                              10,500           98,490
 +Resources Connection                                   1,500           39,495
  Robert Half International                              1,400           37,380
                                                                     ----------
                                                                        328,893
                                                                     ----------
Cable, Media & Publishing - 9.64%
 +Comcast-- Special Class A                              9,000          324,000
 +Getty Images                                           5,000          114,900
 +Mediacom Communciations                               14,000          255,640
                                                                     ----------
                                                                        694,540
                                                                     ----------
Consumer Products - 1.94%
  Avon Products                                          3,000          139,500
                                                                     ----------
                                                                        139,500
                                                                     ----------
Energy - 1.11%
 +Mirant                                                 5,000           80,100
                                                                     ----------
                                                                         80,100
                                                                     ----------
Finance - 20.12%
  Doral Financial                                       15,000          468,150
  Fannie Mae                                             4,200          333,900
  Federated Investors-- Class B                          6,000          191,280
  Freddie Mac                                            3,000          196,200
  Lehman Brothers Holdings                               1,500          100,200
  USA Education                                          1,900          159,638
                                                                     ----------
                                                                      1,449,368
                                                                     ----------
Food, Beverage & Tobacco - 7.38%
 +Brinker International                                  2,400           71,424
  Darden Restaurants                                     4,100          145,140
  Ruby Tuesday                                           5,200          107,276
 +Sonic                                                  1,800           64,800
 +The Cheesecake Factory                                 4,100          142,557
                                                                     ----------
                                                                        531,197
                                                                     ----------
Healthcare & Pharmaceuticals - 3.94%
  HCA-- The Healthcare Company                           3,000          115,620
  McKesson HBOC                                          4,500          168,300
                                                                     ----------
                                                                        283,920
                                                                     ----------
Insurance - 13.81%
  ACE Limited                                            4,500          180,675
  PartnerRe                                              4,500          243,000
  Radian Group                                           7,100          304,945
 +Willis Group Holdings                                 11,300          266,115
                                                                     ----------
                                                                        994,735
                                                                     ----------

                                                       Number of       Market
                                                         Shares         Value

Common Stock (continued)
Retail - 16.86%
 +American Eagle Outfitters                              2,900       $   75,893
 +Bed Bath & Beyond                                      2,300           77,970
 +Best Buy                                               1,800          134,064
 +Coach                                                  2,900          113,042
  Home Depot                                             1,400           71,414
 +Kohl's                                                 2,000          140,880
 +Krispy Kreme Doughnuts                                 3,600          159,120
  Lowe's Companies                                       2,500          116,025
 +Office Depot                                           7,000          129,780
 +Too                                                    4,000          110,000
 +Williams-Sonoma                                        2,000           85,800
                                                                     ----------
                                                                      1,213,988
                                                                     ----------
Total Common Stock (cost $6,312,688)                                  6,885,461
                                                                     ----------

                                                      Principal
                                                        Amount
Repurchase Agreements - 6.83%
  With BNP Paribas 1.65% 1/2/02
   (dated 12/31/01, collateralized
   by $22,000 U.S. Treasury Bills
   due 2/21/02, market value
   $21,642 and $42,000 U.S.
   Treasury Notes 5.50% due
   1/31/03, market value $44,882
   and $99,000 U.S. Treasury Notes
   10.75% due 8/15/05, market
   value $125,535)                                    $188,000          188,000
  With J.P. Morgan Chase 1.60%
   1/02/02 (dated 12/31/01,
   collateralized by $120,000
   U.S. Treasury Notes 3.25% due
   12/31/03, market value $120,188)                    117,000          117,000
  With UBS Warburg 1.68% 1/2/02
   (dated 12/31/01, collateralized by
   $145,000 U.S. Treasury Notes
   6.50% due 2/28/02, market
   value $149,058 and $40,000
   U.S. Treasury Notes 6.25% due
   7/31/02, market value $42,196)                      187,000          187,000
                                                                     ----------
Total Repurchase Agreements
  (cost $492,000)                                                       492,000
                                                                     ----------

Total Market Value of Securities - 102.43%
  (cost $6,804,688)                                                   7,377,461
Liabilities Net of Receivables and
  Other Assets - (2.43%)                                               (175,183)
                                                                     ----------
Net Assets Applicable to 672,404
  Shares Outstanding - 100.00%                                       $7,202,278
                                                                     ----------

                                                 Delaware American Services Fund
Statement
   of Net Assets (continued)

Net Asset Value - Delaware American
  Services Fund Class A
  ($2,289,105 / 213,646 Shares)                                          $10.71
                                                                         ------
Net Asset Value - Delaware American
  Services Fund Class B
  ($1,494,074 / 140,135 Shares)                                          $10.66
                                                                         ------
Net Asset Value - Delaware American
  Services Fund Class C
  ($238,149 / 22,339 Shares)                                             $10.66
                                                                         ------
Net Asset Value - Delaware American
  Services Fund Institutional Class
  ($3,180,950 / 296,284 Shares)                                          $10.74
                                                                         ------
Components of Net Assets at December 31, 2001:
Shares of beneficial interest
  (unlimited authorization - no par)                                 $6,459,533
Distributions in excess of net investment income                           (379)
Accumulated net realized gain on investments                            170,351
Net unrealized appreciation of investments                              572,773
                                                                     ----------
Total net assets                                                     $7,202,278
                                                                     ==========


+Non-income producing security for the period ended December 31, 2001

Net Asset Value and Offering Price per Share -
  Delaware American Services Fund
Net Asset Value Class A (A)                                              $10.71
Sales charge (5.75% of offering price or 6.07%
  of amount invested per share) (B)                                        0.65
                                                                         ------
Offering price                                                           $11.36
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B)   See the current prospectus for purchases of $50,000 or more.

                                                 Delaware American Services Fund
                                                   December 31, 2001 (Unaudited)
Statement
   of Operations

Investment Income:
  Dividends                                                         $  39,313
  Interest                                                              6,149
                                                                    ---------
                                                                       45,462
                                                                    ---------

Expenses:
  Registration fees                                                    28,250
  Management fees                                                      23,243
  Reports and statements to shareholders                               14,635
  Distribution expenses                                                 8,874
  Dividend disbursing and transfer agent fees and expenses              5,443
  Accounting and administration expenses                                1,346
  Trustees' fees                                                          960
  Custodian fees                                                          852
  Professional fees                                                       132
  Taxes (other than taxes on income)                                       30
  Other                                                                   514
                                                                    ---------
                                                                       84,279
  Less expenses absorbed or waived                                    (38,320)
  Less fees paid indirectly                                              (118)
                                                                    ---------
  Total Expenses                                                       45,841
                                                                    ---------
Net Investment Loss                                                      (379)
                                                                    ---------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain on investments                                    408,631
  Net change in unrealized appreciation/depreciation of investments   (14,467)
                                                                    ---------
Net Realized and Unrealized Gain on Investments:                      394,164
                                                                    ---------

Net Increase in Net Assets Resulting from Operations                $ 393,785
                                                                    =========

See accompanying notes


                                                                                   Delaware American Services Fund
Statements
   of Changes in Net Assets

                                                                                        Period            Year
                                                                                     Ended 12/31/01   Ended 6/30/01
                                                                                      (Unaudited)

Increase in Net Assets from Operations:
  Net investment loss                                                                  $      (379)     $    (1,503)
  Net realized gain on investments                                                         408,631          292,118
  Net change in unrealized appreciation/depreciation of investments                        (14,467)         458,836
                                                                                       -----------      -----------
  Net increase in net assets resulting from operations                                     393,785          749,451
                                                                                       -----------      -----------

Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                                                                     --           (1,439)
    Class B                                                                                     --               --
    Class C                                                                                     --               --
    Institutional Class                                                                         --           (4,028)
  Net realized gain on investments:
    Class A                                                                                 (3,011)        (151,038)
    Class B                                                                                 (1,928)              --
    Class C                                                                                   (334)              --
    Institutional Class                                                                     (4,437)        (431,603)
  In excess of net realized gain on investments**:
    Class A                                                                                     --          (59,252)
    Class B                                                                                     --               --
    Class C                                                                                     --               --
    Institutional Class                                                                         --         (169,318)
                                                                                       -----------      -----------
                                                                                            (9,710)        (816,678)
                                                                                       -----------      -----------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                                                745,310        1,102,820
    Class B                                                                                918,356          615,724
    Class C                                                                                142,928           85,707
    Institutional Class                                                                         --               --
                                                                                       -----------      -----------
                                                                                         1,806,594        1,804,251
                                                                                       -----------      -----------

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                                  2,953          201,644
    Class B                                                                                  1,866               --
    Class C                                                                                    334               --
    Institutional Class                                                                      4,438          604,949
                                                                                       -----------      -----------
                                                                                             9,591          806,593
                                                                                       -----------      -----------
  Cost of shares repurchased:
    Class A                                                                               (241,982)        (393,494)
    Class B                                                                               (152,571)              --
    Class C                                                                                     (5)          (6,767)
    Institutional Class                                                                         --               --
                                                                                       -----------      -----------
                                                                                          (394,558)        (400,261)

Increase in net assets derived from capital share transactions                           1,421,627        2,210,583
                                                                                       -----------      -----------
Net Increase in Net Assets                                                               1,805,702        2,143,356

Net Assets:
Beginning of period                                                                      5,396,576        3,253,220
                                                                                       -----------      -----------
End of period                                                                          $ 7,202,278      $ 5,396,576
                                                                                       ===========      ===========


** Distributions which exceed net realized gain for financial reporting purposes but not for tax purposes are reported as distributions in excess of net realized gains.

See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                Delaware American Services Fund Class A

                                                               Six Months       Year         12/29/99(1)
                                                                  Ended        Ended             to
                                                                12/31/01       6/30/01        6/30/00
                                                               (Unaudited)

Net asset value, beginning of period                             $ 10.160     $ 10.540        $  8.500

Income from investment operations:
Net investment income (loss)(2)                                     0.001       (0.008)          0.010
Net realized and unrealized gain on investments                     0.564        2.061           2.030
                                                                 --------     --------        --------
Total from investment operations                                    0.565        2.053           2.040
                                                                 --------     --------        --------

Less dividends and distributions from:
Net investment income                                                  --       (0.015)             --
Net realized gain on investments                                   (0.015)      (1.741)             --
In excess of net gain on investments                                   --       (0.677)             --
                                                                 --------     --------        --------
Total dividends and distributions                                  (0.015)      (2,433)             --
                                                                 --------     --------        --------

Net asset value, end of period                                   $ 10.710     $ 10.160        $ 10.540
                                                                 ========     ========        ========


Total return(3)                                                     5.57%       21.21%          24.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $  2,289     $  1,671           $ 774
Ratio of expenses to average net assets                             1.45%        0.98%           0.75%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                            2.69%        2.64%           1.22%
Ratio of net investment income (loss) to average net assets         0.02%       (0.09%)          0.20%
Ratio of net investment loss to average net assets
 prior to expense limitation and expenses paid indirectly          (1.22%)      (1.75%)         (0.27%)
Portfolio turnover                                                   343%         502%            988%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                         Delaware American Services Fund Class B


                                                               Six Months    2/28/01(1)
                                                                  Ended          to
                                                                12/31/01      6/30/01
                                                               (Unaudited)

Net asset value, beginning of period                             $ 10.140     $  9.470

Income from investment operations:
Net investment loss(2)                                             (0.036)      (0.031)
Net realized and unrealized gain on investments                     0.571        0.701
                                                                 --------     --------
Total from investment operations                                    0.535        0.670
                                                                 --------     --------

Less dividends and distributions from:
Net investment income                                                  --           --
Net realized gain on investments                                   (0.015)          --
                                                                 --------     --------
Total dividends and distributions                                  (0.015)          --
                                                                 --------     --------

Net asset value, end of period                                   $ 10.660     $ 10.140
                                                                 ========     ========

Total return(3)                                                     5.28%        7.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $  1,494     $    638
Ratio of expenses to average net assets                             2.20%        2.20%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                            3.44%        6.02%
Ratio of net investment loss to average net assets                 (0.73%)      (1.08%)
Ratio of net investment loss to average net assets prior
 to expense limitation and expenses paid indirectly                (1.97%)      (4.90%)
Portfolio turnover                                                   343%         502%




(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                         Delaware American Services Fund Class C

                                                               Six Months    2/28/01(1)
                                                                  Ended          to
                                                                12/31/01      6/30/01
                                                               (Unaudited)

Net asset value, beginning of period                             $ 10.140     $  9.470

Income from investment operations:
Net investment loss(2)                                             (0.035)      (0.035)
Net realized and unrealized gain on investments                     0.570        0.705
                                                                 --------     --------
Total from investment operations                                    0.535        0.670
                                                                 --------     --------

Less dividends and distributions from:
Net investment income                                                  --           --
Net realized gain on investments                                   (0.015)          --
                                                                 --------     --------
Total dividends and distributions                                  (0.015)          --
                                                                 --------     --------

Net asset value, end of period                                   $ 10.660     $ 10.140
                                                                 ========     ========

Total return(3)                                                     5.28%        7.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $    238     $     81
Ratio of expenses to average net assets                             2.20%        2.20%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                            3.44%        6.02%
Ratio of net investment loss to average net assets                 (0.73%)      (1.08%)
Ratio of net investment loss to average net assets prior
 to expense limitation and expenses paid indirectly                (1.97%)      (4.90%)
Portfolio turnover                                                   343%         502%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:





                                                          Delaware American Services Fund Institutional Class

                                                               Six Months       Year         12/29/99(1)
                                                                  Ended        Ended             to
                                                                12/31/01       6/30/01        6/30/00
                                                               (Unaudited)

Net asset value, beginning of period                             $ 10.160     $ 10.540        $  8.500

Income from investment operations:
Net investment income(2)                                            0.013           --           0.010
Net realized and unrealized gain on investments                     0.582        2.053           2.030
                                                                 --------     --------        --------

Total from investment operations                                    0.595        2.053           2.040
                                                                 --------     --------        --------
Less dividends and distributions from:
Net investment income                                                  --       (0.015)             --
Net realized gain on investments                                   (0.015)      (1.741)             --
In excess of net gain on investments                                   --       (0.677)             --
                                                                 --------     --------        --------

Total dividends and distributions                                  (0.015)      (2.433)            --
                                                                 --------     --------        --------

Net asset value, end of period                                   $ 10.740     $ 10.160        $ 10.540
                                                                 ========     ========        ========

Total return(3)                                                     5.86%       21.21%          24.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $  3,181      $ 3,007        $  2,479
Ratio of expenses to average net assets                             1.20%        0.90%           0.75%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                            2.44%        2.39%           0.97%
Ratio of net investment income to average net assets                0.27%           --           0.20%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly          (0.97%)      (1.49%)         (0.02%)
Portfolio turnover                                                   343%         502%            988%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. An expense limitation was in effect during the period. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

                                                 Delaware American Services Fund
                                                   December 31, 2001 (Unaudited)

Notes
   to Financial Statements

Delaware Group Equity Funds III (the "Trust") is organized as a Delaware business trust and offers seven series: Delaware American Services Fund, Delaware Focused Growth Fund, Delaware Focused Value Fund (formerly Delaware Research Fund), Delaware Health Care Fund, Delaware Small Cap Growth Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund. These financial statements and the related notes pertain to Delaware American Services Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek long-term capital growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and to make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, semi-annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $74 for the period ended December 31, 2001. In addition, the Fund receives earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. The earnings credits for the period ended December 31, 2001 were approximately $44. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion. At December 31, 2001, the Fund had no investment management fees payable to DMC.

                                                 Delaware American Services Fund
                                                 December 31, 2001 (Unaudited)
Notes
   to Financial Statements (continued)



2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, do not exceed 1.20% of average daily net assets of the Fund through June 30, 2002.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

At December 31, 2001, the Fund had receivables from and liabilities payable to affiliates as follows:

      Dividend disbursing, transfer agent fees,
        accounting and other expenses payable
        to DSC                                        $1,151

      Other expenses payable to DMC
        and affiliates                                 7,807

      Receivable from DMC under expense
        limitation agreement                           1,842

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% (fixed at 0.25% by the Board of Trustees) of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

For the period ended December 31, 2001, DDLP earned $906 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the period ended December 31, 2001, the Fund made purchases of $11,380,590 and sales of $9,904,596 of investment securities other than U.S. government securities and short-term investments.

At December 31, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At December 31, 2001, the cost of investments was $6,804,688. At December 31, 2001, the net unrealized appreciation was $572,773 of which $629,369 related to unrealized appreciation of investments and $56,596 related to unrealized depreciation of investments.

4. Capital Shares
Transactions in capital shares were as follows:

                                  Six Months         Year
                                    Ended            Ended
                                   12/31/01         6/30/01
Shares sold:
 Class A                            73,622           110,510
 Class B                            92,136            62,938
 Class C                            14,324             8,668
 Institutional Class                    --                --

Shares issued upon
 reinvestment of
 dividends and
 distributions:
 Class A                               286            20,227
 Class B                               181                --
 Class C                                32                --
 Institutional Class                   429            60,560
                                  --------          --------
                                   181,010           262,903
                                  --------          --------
Shares repurchased:
 Class A                           (24,769)          (39,675)
 Class B                           (15,120)               --
 Class C                                (1)             (684)
 Institutional Class                    --                --
                                  --------          --------
                                   (39,890)          (40,359)
                                  --------          --------
Net increase                       141,120           222,544
                                  ========          ========

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of December 31, 2001, or at any time during the period.

6. Credit and Market Risk
The Fund concentrates its investments in companies management believes will benefit from advances in financial services, business services or consumer services sectors. As a result, the value of the Fund's shares can be expected to fluctuate in response to factors affecting the industries in which these companies operate, and may fluctuate more widely than a fund that invests in a broader range of industries. The Fund may be more susceptible to a single economic, political or regulatory occurrence affecting these companies.

Delaware Investments
   Family of Funds
--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
      (formerly Delaware International Equity Fund)

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
      (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund
Foundation Funds
      Delaware Balanced Portfolio
      Delaware Growth Portfolio
      Delaware Income Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Minnesota Insured Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware American Services Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware American Services Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Board of Trustees                           Affiliated Officers                        Contact Information
Charles E. Haldeman, Jr.                    William E. Dodge                           Investment Manager
Chairman                                    Executive Vice President and               Delaware Management Company
Delaware Investments Family of Funds        Chief Investment Officer, Equity           Philadelphia, PA
Philadelphia, PA                            Delaware Investments Family of Funds
                                            Philadelphia, PA                           International Affiliate
Walter P. Babich                                                                       Delaware International Advisers Ltd.
Board Chairman                              Jude T. Driscoll                           London, England
Citadel Constructors, Inc.                  Executive Vice President and
King of Prussia, PA                         Head of Fixed Income                       National Distributor
                                            Delaware Investments Family of Funds       Delaware Distributors, L.P.
David K. Downes                             Philadelphia, PA                           Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds        Richard J. Flannery                        Shareholder Servicing, Dividend
Philadelphia, PA                            President and Chief Executive Officer      Disbursing and Transfer Agent
                                            Delaware Distributors, L.P.                Delaware Service Company, Inc.
John H. Durham                              Philadelphia, PA                           2005 Market Street
Private Investor                                                                       Philadelphia, PA 19103-7094
Gwynedd Valley, PA

John A. Fry                                                                            For Shareholders
Executive Vice President                                                               800 523-1918
University of Pennsylvania
Philadelphia, PA                                                                       For Securities Dealers and Financial
                                                                                       Institutions Representatives Only
Anthony D. Knerr                                                                       800 362-7500
Consultant
Anthony Knerr & Associates                                                             Website
New York, NY                                                                           www.delawareinvestments.com

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN


(5583)                                                       Printed in the USA
 SA-496 [12/01] CG 2/02                                                   J7834